Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 7

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of May 27, 2016, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life, NYLIAC, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A. The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015 and Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, the “Agreement”).

B. Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date by amending the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Agreement. The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “October 28, 2016” set forth therein with the date “May 27, 2017”.

2. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto and (ii) receipt by each Bank of America, NY Life, NYLIAC and CS CIB of the applicable amendment fee pursuant to and in accordance with the Fee Letter, dated as of the date hereof.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 7 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 7 to Note Purchase Agreement

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY, as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 7 to Note Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 7 to Note Purchase Agreement

CREDIT SUISSE AG,		CREDIT SUISSE AG,
NEW YORK BRANCH,		CAYMAN ISLANDS BRANCH,
as the Managing Agent		as the Committed Purchaser
for the CS Purchaser Group		for the CS Purchaser Group

By:	/s/ Jason Muncy	By:	/s/ Jason Muncy
Name:	Jason Muncy	Name:	Jason Muncy
Title:	Vice President	Title:	Authorized Signatory

By:	/s/ Erin McCutcheon	By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon	Name:	Erin McCutcheon
Title:	President	Title:	Authorized Signatory

ALPINE SECURITIZATION CORP., as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch,
as its administrative agent

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

NAVMOT II Series 2012-VFN

Amendment No. 7 to Note Purchase Agreement